Exhibit 99.2

                         ESCROW AGREEMENT


     This ESCROW AGREEMENT dated as of July 31, 2006 among Park Hill Capital III Corp., a Nevada corporation ("Park Hill"), Frank L. Kramer, Deborah A. Salerno and John P. O'Shea (the "Park Hill Controlling Shareholders"), Polara Global Limited, a British Virgin Islands international business company ("Polara") and the Law Offices of Vincent Lin (the "Escrow Agent").
     Park Hill and Polara have entered into a Share Exchange Agreement dated January 26, 2006 (the "Share Exchange Agreement"), pursuant to which Park Hill will acquire 50,000 shares of Polara's common stock, representing 100% of Polara's issued and outstanding shares of common stock in exchange for 73,834,000 shares of Park Hill's common stock. Park Hill, the Park Hill Shareholders, Polara and the Escrow Agent have agreed to enter into this Escrow Agreement pursuant to the terms and conditions set forth in Section 2.2(a) of the Share Exchange Agreement. Capitalized terms used herein not defined in this Escrow Agreement shall have the means set forth in the Share Exchange Agreement.
     In consideration of the mutual covenants contained herein, the parties hereto agree as follows:
     1. Deposit of Escrow Shares. At the Closing, as defined in the Share Exchange Agreement, the Park Hill Shareholders and/or other shareholders of Park Hill shall deposit an aggregate of 2,379,184 shares of Park Hill (the "Escrow Shares") in escrow immediately following the Closing and upon the execution of this Escrow Agreement. The Escrow Agent shall issue a receipt for the Escrow Shares to the Park Hill Shareholders, with a copy of the receipt being provided to Polara and Park Hill.
     2. Holding of Escrow Shares. The Escrow Agent will hold the Escrow Shares in its possession until it is authorized hereunder to distribute the Escrow Shares, as follows:
     The Escrow Agent agrees to hold the Escrow Shares until the earlier of (i) the consummation of the Financing (as defined in the Share Exchange Agreement"), or (ii) 120 days after the finalization of the private placement memorandum and the delivery to Westminster Securities Corporation of Polara and Wujiang DeYi
     Fashions Clothes Company Limited's ("DeYi") audited financial statements for the fiscal year ended December 31, 2005 (the
     "Escrow Term"). The Escrow Term shall be automatically extended until the termination date of the offering for the Financing (as set forth in the final private placement memorandum and any amendment thereto that is prepared for and used in the Financing) in the event that the Financing is delayed or postponed by the mutual agreement of Polara and Westminster Securities Corporation for any reason. The Parties hereto acknowledge and agree that the acceptance by Polara or Deyi of funds after the 120 day period of the Financing shall be considered to be an extension of the offering by the mutual agreement of Polara and Westminster
     Securities Corporation. If the Financing, in the amount of not less than $5,000,000, is consummated during the Escrow Term, the Escrow Agent, at the closing of the Financing, shall deliver the Escrow Shares to the respective Park Hill Shareholders.

     In the event that the Financing is not consummated in the amount of not less than $5,000,000 during the Escrow Term, the Escrow Agent shall deliver the Escrow Shares to Polara and the Escrow Shares shall be cancelled on the stock transfer records of Park Hill.

     During the Escrow Term, the Park Hill Shareholders and others who delivered the Escrow Shares to the Escrow Agent shall have a right to vote the Escrow Shares and have a right to any and all dividends paid to the holders of Park Hill common stock.

     3. Settlement of Disputes. Any dispute that may arise under this Escrow Agreement with respect to the delivery of the Escrow Shares, or the duties of the Escrow Agent hereunder, shall be resolved in accordance with Colorado law. The Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings. Prior to the settlement of any such dispute, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, the Escrow Shares that are the subject of such dispute. The parties agree that upon the entry of a non-appealable judgment or court order resolving the dispute, the Escrow Agent shall release the Escrow Shares in accordance with this Agreement.

     The Parties agree that if any disagreement or dispute arises concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Agreement, the Escrow Agent:

     (a) Shall be under no obligation to act, except under process or order of court, or until it has been adequately indemnified to its full satisfaction, and shall sustain no liability for its failure to act pending such process, court order or indemnification; and
     (b) May, in its sole and absolute discretion, interplead the Escrow Shares it holds with the Denver District Court, and name the Parties in such interpleader action. Upon filing the interpleader action, the Escrow Agent shall be relieved of all liability as to the Escrow Shares and shall be entitled to recover from the Parties its reasonable attorney's fees and other costs incurred in commencing and maintaining such action. The Parties by signing this Agreement submit themselves to the jurisdiction of such court and do appoint the Clerk of such Court as their agent for the service of all process in connection with such proceedings. In no event shall the institution of such interpleader action impair the rights of the Escrow Agent described in this Agreement.

     4.   Concerning the Escrow Agent.

     (a) The Escrow Agent shall be reimbursed for any and all reasonable expenses, disbursements, and advances incurred or made by the Escrow Agent in performance of its duties hereunder.
     Polara shall be responsible for all fees and reimbursements due to the Escrow Agent.
     (b) The Escrow Agent may resign with or without cause and be discharged from its duties hereunder any time by giving written notice of such resignation to Park Hill, the Park Hill Shareholders, and Polara specifying a date which such resignation shall take effect. Upon such notice, a successor escrow agent shall be appointed by Park Hill, the Park Hill Shareholders, and Polara upon their mutual agreement, such successor escrow agent to become escrow agent hereunder upon the resignation date specified in such notice. If Park Hill, the Park Hill Shareholders, and Polara are unable to agree upon a successor escrow agent within 30 days after such notice, the Escrow Agent in its sole and absolute discretion shall be entitled to appoint its successor or to petition a court of competent jurisdiction for the appointment of a successor escrow agent. The Escrow Agent shall continue to serve until its successor accepts the escrow and receives the Escrow Shares. Park Hill, the Park Hill Shareholders, and Polara shall have the right at any time upon their mutual consent to substitute a new escrow agent by giving notice thereof to the Escrow Agent then acting.
     (c) The Escrow Agent undertakes to perform such duties as are specifically set forth herein and may conclusively rely, and shall be protected in acting or refraining from acting, on any written notice, instrument, or signature believed by it to be genuine and to have been signed or presented by the proper party or parties duly authorized to do so. The Escrow Agent shall have no responsibility for the contents of any writing contemplated herein and may rely without any liability upon the contents thereof.
     (d) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized hereby or within the rights or powers conferred upon it hereunder nor for action taken or omitted by it in good faith, and in accordance with advice of counsel.
     (e) The parties jointly and severally agree to indemnify the Escrow Agent and hold it harmless against any and all liabilities incurred by it hereunder as a consequence of such party's action, and the parties agree jointly to indemnify the Escrow Agent and hold it harmless against any and all liabilities incurred by it hereunder that are not a consequence of any party's action, except in either case for liabilities incurred by the Escrow Agent resulting from its own willful misconduct or gross negligence.
     5.   Miscellaneous.

     (a) This Escrow Agreement shall be construed by and governed in accordance with the laws of the State of Colorado.
     (b) This Escrow Agreement shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors, and assigns of the parties hereto.
     (c) This Escrow Agreement may be executed in one or more counterparts, but all such counterparts shall constitute but one and the same instrument.
     (d) Section headings contained in this Escrow Agreement have been inserted for reference purposes only, and shall not be construed as part of this Escrow Agreement.
     (e) All notices, requests, demands, claims, and other communications hereunder will be in writing unless otherwise provided herein. Any notice, request, demand, claim, or other communication hereunder shall be deemed to have been properly given or served as of (i) the date of personal delivery, (ii) the date the same is deposited in the ordinary mail, prepared for delivery by registered or certified mail, return receipt requested, to the intended recipient as set forth below, (iii) the date delivered to a reputable overnight courier service providing proof of delivery; or (iv) the date sent by telecopy that provides the sender proof of transmission.
     If to Park Hill or the Park Hill Shareholders:

     Park Hill Capital III, Corp.
     P.O. Box 461029
     Glendale, Colorado 80246
     Attn:  Frank L. Kramer

     Copy to:

     Henry F. Schlueter, Esq.
     Schlueter & Associates, P.C.
     1050 17th Street, Suite 1750
     Denver, Colorado 80265

     If to Polara:

     Polara Global Limited
     Rm C 35, 7/F, Shanghai Mart
     2299 West Yan An Rd.
     Shanghai, China
     Attn: Yao De Rong, Chairman

     Copy to:

     Wasserman Comden & Casselman, LLP
     801 S. Garfield Ave., Suite 328
     Alhambra, CA 91801
     Attn: Tim Chang, Esq.

     If to the Escrow Agent:

     Law Offices of Vincent Lin
     17890 Castleton St. Suite 295
     City of Industry, CA 91748
     Attn: Vincent Lin, Esq.

     or to such other addresses as any party may have furnished to the other in writing, in accordance herewith.

     Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the addresses set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, or ordinary mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.



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     IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed and delivered on the date first above written.

PARK HILL CAPITAL III, CORP.


By:/S/______________________________________
     Deborah A. Salerno, President

POLARA GLOBAL LIMITED


By:/S/_____________________________________
     Yao De Rong, Chairman

JOHN P. O'SHEA


/S/______________________________
John P. O'Shea, an individual

FRANK  L. KRAMER


/S/______________________________
Frank L. Kramer, an individual


DEBORAH A. SALERNO

/S/__________________________________
Deborah A. Salerno, an individual


THE LAW OFFICES OF VINCENT LIN


/S/_______________________________
Vincent Lin, principal
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                              RECEIPT

     The Law Offices of Vincent Lin (the "Escrow Agent"), hereby acknowledges that it has received 2,379,184 shares of Park Hill (the "Escrow Shares") from the Park Hill Controlling Shareholders (as defined in the Escrow Agreement). Further, the Escrow Agent acknowledges that it will hold the Escrow Shares pursuant to the escrow agreement dated __, 2006, between Park Hill Capital III Corp., Frank L. Kramer, Deborah A. Salerno and John P. O'Shea, Polara Global Limited and Fan, Mitchell & Co.



                    THE LAW OFFICES OF VINCENT LIN


                    /S/_______________________________
                           Vincent Lin, principal
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